For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Summary Prospectus

Thornburg Core Growth Fund

February 1, 2019	Class R3: THCRX | Class R4: TCGRX | Class R5: THGRX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2019, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class R3	Class R4	Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5
Management Fees	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none
Other Expenses	0.44%	0.86%	0.47%
Total Annual Fund Operating Expenses	1.80%	1.97%	1.33%
Fee Waiver/Expense Reimbursement(1)	(0.30)%	(0.57)%	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.50%	1.40%	0.99%

(1)Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4 and Class R5 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, borrowing costs, expenses relating to short sales, and extraordinary expenses such as litigation costs) do not exceed 1.50%, 1.40%, and 0.99%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2020, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$153	$537	$947	$2,091
Class R4 Shares	$143	$563	$1,010	$2,250
Class R5 Shares	$101	$388	$696	$1,572

Thornburg Core Growth Fund SUMMARY PROSPECTUS February 1, 2019

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54.98% of the average value of its portfolio.

Principal Investment Strategies

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities and partnership interests. The Fund may invest in developing countries.

The Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”) intends to invest in companies that it believes will have growing revenues and earnings. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•earnings growth potential

•business model

•industry growth potential

•industry leadership

•asset appreciation potential

•potential size of business

•price/earnings ratio

•price/revenue ratio

•PE/growth rate ratio

•price/cash flow ratio

•enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio

•management strength

•debt/capital ratio

The Fund typically makes equity investments in the following three types of companies:

Growth Industry Leaders: Companies in this category often have leadership positions in growing markets. In some cases these companies may have dominant market share. These companies tend to be larger and more established.

Consistent Growers: Companies in this category generally exhibit steady earnings or revenue growth, or both. These companies may have subscription or other recurring revenue profiles. Given their business models, these companies may outperform in weak markets.

Emerging Growth Companies: Companies often addressing a new market or carving out a niche in an existing market. Companies in this category may experience rapid growth, and tend to be smaller, earlier stage companies. These companies may exhibit high volatility.

Inclusion of any investment in any of the three described categories represents the opinion of the advisor concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that the advisor had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

In conjunction with individual issuer analysis, Thornburg may identify and invest at times with a greater emphasis in industries or economic sectors it expects to experience growth. This approach may at times produce a greater emphasis on investment in certain industries or economic sectors, such as technology, financial services, healthcare or biotechnology. The Fund does not have a strategy to invest in particular industry or economic sectors, and its exposures to particular industries or economic sectors are expected to vary over time. Investment decisions are also based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for debt and equity securities.

Debt obligations, usually with associated equity features, occasionally will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

SUMMARY PROSPECTUS February 1, 2019 Thornburg Core Growth Fund

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies, including smaller, earlier stage companies, may involve additional risks. These risks may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. These risks may be more pronounced for investments in developing countries.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated debt obligation (including particularly “junk” or “high yield” bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher-rated debt obligation, lower-rated and unrated debt obligations are generally more vulnerable than higher-rated debt obligations to default, to ratings downgrades, and to liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term debt obligations. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 61 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Growth Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares vary in each full year shown. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to the Russell 3000 Growth Index, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2018. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class R3 Shares

	Total Returns	Quarter ended
Highest Quarterly Results	24.09%	6-30-09
Lowest Quarterly Results	(18.72)%	9-30-11

Thornburg Core Growth Fund SUMMARY PROSPECTUS February 1, 2019

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

TH2253

Average Annual Total Returns

(periods ended 12-31-18)

Class R3 Shares	1 Year	5 Years	10 Years
Return Before Taxes	(2.72)%	3.82%	12.92%
Return After Taxes on Distributions	(2.72)%	3.82%	12.92%
Return After Taxes on Distributions and Sale of Fund Shares	(1.61)%	2.96%	10.87%
Russell 3000 Growth Index (reflects no deduction for fees, expenses, or taxes)	(2.12)%	9.99%	15.15%

Class R4 Shares	1 Year	5 Years	10 Years
Return Before Taxes	(2.61)%	3.92%	13.04%
Russell 3000 Growth Index (reflects no deduction for fees, expenses, or taxes)	(2.12)%	9.99%	15.15%

Class R5 Shares	1 Year	5 Years	10 Years
Return Before Taxes	(2.23)%	4.35%	13.50%
Russell 3000 Growth Index (reflects no deduction for fees, expenses, or taxes)	(2.12)%	9.99%	15.15%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Manager:

Ted Chang, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2019.

Greg Dunn, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2012.

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 81 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.